                                                         Free Writing Prospectus
                                                      Filed Pursuant To Rule 433
                                           Registration Statement No.:333-121559

BAFC 06-1 - PRICE/YIELD - 1A1

Balance   $12,759,000.00   Delay                  24
Coupon              5.75   Dated            1/1/2006
Settle         1/31/2006   First Payment   2/25/2006

WAC(1)        5.94541   WAM(1)    356
NET(1)        5.69118   WALA(1)     3
Contrib Wac   5.95193

                               1               2               3               4               5
Price                      Yield           Yield           Yield           Yield           Yield
----------------   -------------   -------------   -------------   -------------   -------------

           97-26           5.958           6.010           6.990           7.576           8.286
           97-27           5.956           6.007           6.969           7.545           8.243
           97-28           5.953           6.003           6.949           7.514           8.199
           97-29           5.951           6.000           6.928           7.483           8.155
           97-30           5.948           5.996           6.907           7.452           8.111
           97-31           5.946           5.993           6.886           7.420           8.067
           98-00           5.943           5.990           6.866           7.389           8.024
           98-01           5.941           5.986           6.845           7.358           7.980
           98-02           5.938           5.983           6.824           7.327           7.936
             WAL          25.622          14.506           1.681           1.100           0.777
        Mod Durn          12.951           9.432           1.534           1.021           0.726
   Mod Convexity           2.515           1.207           0.036           0.017           0.010
Principal Window   Jan30 - Mar33   Feb14 - Feb25   Feb06 - Oct08   Feb06 - Nov07   Feb06 - Apr07
       LIBOR_1MO            4.49            4.49            4.49            4.49            4.49
          Prepay           0 PSA         100 PSA         300 PSA         500 PSA         800 PSA

Treasury
Mat          Yld
--------   -----
0.5YR      1.011
2YR        1.713
5YR        3.008
10YR       4.029

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-294-1322 or you may e-mail a request to dg.prospectus_distribution@bofasecurities.com. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC
(the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

BAFC 06-1 - PRICE/YIELD - 1A2

Balance   $3,320,000.00   Delay                  24
Coupon             5.75   Dated            1/1/2006
Settle        1/31/2006   First Payment   2/25/2006

WAC(1)        5.94541   WAM(1)    356
NET(1)        5.69118   WALA(1)     3
Contrib Wac   5.95193

                               1               2               3               4               5
Price                      Yield           Yield           Yield           Yield           Yield
----------------   -------------   -------------   -------------   -------------   -------------

           97-26           5.954           5.975           6.477           6.838           7.237
           97-27           5.951           5.972           6.465           6.820           7.212
           97-28           5.949           5.969           6.454           6.802           7.187
           97-29           5.947           5.966           6.442           6.784           7.162
           97-30           5.944           5.964           6.430           6.766           7.137
           97-31           5.942           5.961           6.419           6.748           7.112
           98-00           5.940           5.958           6.407           6.730           7.087
           98-01           5.937           5.956           6.396           6.712           7.062
           98-02           5.935           5.953           6.384           6.694           7.037
             WAL          27.519          20.217           3.081           1.926           1.363
        Mod Durn          13.349          11.562           2.737           1.765           1.267
   Mod Convexity           2.721           1.893           0.093           0.041           0.023
Principal Window   Mar33 - Dec33   Feb25 - Jun27   Oct08 - Jun09   Nov07 - Feb08   Apr07 - Jul07
       LIBOR_1MO            4.49            4.49            4.49            4.49            4.49
          Prepay           0 PSA         100 PSA         300 PSA         500 PSA         800 PSA

Treasury
Mat          Yld
--------   -----
0.5YR      1.011
2YR        1.713
5YR        3.008
10YR       4.029

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-294-1322 or you may e-mail a request to dg.prospectus_distribution@bofasecurities.com. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC
(the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

BAFC 06-1 - PRICE/YIELD - 1A3

Balance   $579,000.00   Delay           24
Coupon           5.75   Dated           1/1/2006
Settle      1/31/2006   First Payment   2/25/2006

WAC(1)        5.94541   WAM(1)    356
NET(1)        5.69118   WALA(1)     3
Contrib Wac   5.95193

                               1               2               3               4               5
Price                      Yield           Yield           Yield           Yield           Yield
----------------   -------------   -------------   -------------   -------------   -------------

           97-26           5.952           5.964           6.342           6.698           7.042
           97-27           5.950           5.962           6.333           6.682           7.020
           97-28           5.947           5.959           6.324           6.667           6.998
           97-29           5.945           5.957           6.315           6.651           6.977
           97-30           5.943           5.954           6.305           6.636           6.955
           97-31           5.940           5.951           6.296           6.620           6.934
           98-00           5.938           5.949           6.287           6.605           6.912
           98-01           5.936           5.946           6.278           6.589           6.890
           98-02           5.933           5.944           6.268           6.574           6.869
             WAL          28.364          23.281           3.972           2.254           1.591
        Mod Durn          13.511          12.399           3.442           2.048           1.471
   Mod Convexity           2.809           2.251           0.145           0.054           0.029
Principal Window   Dec33 - Nov34   Jun27 - Apr31   Jun09 - Sep10   Feb08 - Jul08   Jul07 - Oct07
       LIBOR_1MO            4.49            4.49            4.49            4.49            4.49
          Prepay           0 PSA         100 PSA         300 PSA         500 PSA         800 PSA

Treasury
Mat          Yld
--------   -----
0.5YR      1.011
2YR        1.713
5YR        3.008
10YR       4.029

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-294-1322 or you may e-mail a request to dg.prospectus_distribution@bofasecurities.com. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC
(the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

BAFC 06-1 - PRICE/YIELD - 1A4

Balance   $4,342,000.00   Delay           24
Coupon             5.75   Dated           1/1/2006
Settle        1/31/2006   First Payment   2/25/2006

WAC(1)        5.94541   WAM(1)    356
NET(1)        5.69118   WALA(1)     3
Contrib Wac   5.95193

                               1               2                3               4               5
Price                      Yield           Yield            Yield           Yield           Yield
----------------   -------------   -------------   --------------   -------------   -------------

           97-26           5.951           5.954            6.203           6.571           6.886
           97-27           5.948           5.952            6.196           6.558           6.867
           97-28           5.946           5.949            6.189           6.544           6.848
           97-29           5.944           5.947            6.183           6.531           6.829
           97-30           5.941           5.945            6.176           6.518           6.810
           97-31           5.939           5.942            6.169           6.505           6.791
           98-00           5.937           5.940            6.162           6.491           6.773
           98-01           5.934           5.938            6.156           6.478           6.754
           98-02           5.932           5.935            6.149           6.465           6.735
             WAL          29.289          27.375            5.685           2.663           1.836
        Mod Durn          13.678          13.312            4.691           2.393           1.686
   Mod Convexity           2.904           2.704            0.271           0.072           0.038
Principal Window   Nov34 - Nov35   Apr31 - Nov35   ~Sep10 - Nov35   Jul08 - Dec08   Oct07 - Jan08
       LIBOR_1MO            4.49            4.49             4.49            4.49            4.49
          Prepay           0 PSA         100 PSA          300 PSA         500 PSA         800 PSA

Treasury
Mat          Yld
--------   -----
0.5YR      1.011
2YR        1.713
5YR        3.008
10YR       4.029

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-294-1322 or you may e-mail a request to dg.prospectus_distribution@bofasecurities.com. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC
(the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

BAFC 06-1 - PRICE/YIELD - 1A5

Balance   $2,000,000.00   Delay                  24
Coupon              5.5   Dated            1/1/2006
Settle        1/31/2006   First Payment   2/25/2006

WAC(1)        5.94541   WAM(1)    356
NET(1)        5.69118   WALA(1)     3
Contrib Wac   5.95193

                               1               2               3               4               5
Price                      Yield           Yield           Yield           Yield           Yield
----------------   -------------   -------------   -------------   -------------   -------------

           97-26           5.694           5.706           6.088           6.447           6.794
           97-27           5.692           5.704           6.079           6.432           6.772
           97-28           5.689           5.701           6.070           6.416           6.751
           97-29           5.687           5.699           6.061           6.401           6.729
           97-30           5.685           5.696           6.052           6.385           6.708
           97-31           5.683           5.694           6.042           6.370           6.686
           98-00           5.680           5.691           6.033           6.354           6.665
           98-01           5.678           5.689           6.024           6.339           6.643
           98-02           5.676           5.686           6.015           6.324           6.622
             WAL          28.364          23.281           3.972           2.254           1.591
        Mod Durn          13.890          12.703           3.462           2.056           1.475
   Mod Convexity           2.932           2.335           0.146           0.054           0.030
Principal Window   Dec33 - Nov34   Jun27 - Apr31   Jun09 - Sep10   Feb08 - Jul08   Jul07 - Oct07
       LIBOR_1MO            4.49            4.49            4.49            4.49            4.49
          Prepay           0 PSA         100 PSA         300 PSA         500 PSA         800 PSA

Treasury
Mat          Yld
--------   -----
0.5YR      1.011
2YR        1.713
5YR        3.008
10YR       4.029

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-294-1322 or you may e-mail a request to dg.prospectus_distribution@bofasecurities.com. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC
(the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

BAFC 06-1 - PRICE/YIELD - 1A6

Balance   $2,000,000.00   Delay                   24
Coupon                6   Dated             1/1/2006
Settle        1/31/2006   First Payment    2/25/2006

WAC(1)        5.94541   WAM(1)    356
NET(1)        5.69118   WALA(1)     3
Contrib Wac   5.95193

                               1               2               3               4               5
Price                      Yield           Yield           Yield           Yield           Yield
----------------   -------------   -------------   -------------   -------------   -------------

           97-26           6.211           6.222           6.596           6.949           7.289
           97-27           6.208           6.220           6.587           6.933           7.268
           97-28           6.206           6.217           6.578           6.918           7.246
           97-29           6.203           6.215           6.568           6.902           7.224
           97-30           6.201           6.212           6.559           6.886           7.203
           97-31           6.199           6.209           6.550           6.871           7.181
           98-00           6.196           6.207           6.541           6.855           7.159
           98-01           6.194           6.204           6.531           6.840           7.138
           98-02           6.191           6.201           6.522           6.824           7.116
             WAL          28.364          23.281           3.972           2.254           1.591
        Mod Durn          13.147          12.106           3.421           2.040           1.466
   Mod Convexity           2.693           2.171           0.144           0.053           0.029
Principal Window   Dec33 - Nov34   Jun27 - Apr31   Jun09 - Sep10   Feb08 - Jul08   Jul07 - Oct07
       LIBOR_1MO            4.49            4.49            4.49            4.49            4.49
          Prepay           0 PSA         100 PSA         300 PSA         500 PSA         800 PSA

Treasury
Mat          Yld
--------   -----
0.5YR      1.011
2YR        1.713
5YR        3.008
10YR       4.029

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-294-1322 or you may e-mail a request to dg.prospectus_distribution@bofasecurities.com. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC
(the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

BAFC 06-1 - PRICE/YIELD - 1A7

Balance   $118,000.00   Delay           24
Coupon           5.75   Dated           1/1/2006
Settle      1/31/2006   First Payment   2/25/2006

WAC(1)        5.94541   WAM(1)    356
NET(1)        5.69118   WALA(1)     3
Contrib Wac   5.95193

                               1               2               3               4               5
Price                      Yield           Yield           Yield           Yield           Yield
----------------   -------------   -------------   -------------   -------------   -------------

           99-20           5.817           5.816           5.810           5.807           5.804
           99-21           5.815           5.812           5.798           5.792           5.784
           99-22           5.812           5.807           5.786           5.777           5.763
           99-23           5.810           5.803           5.775           5.761           5.743
           99-24           5.808           5.799           5.763           5.746           5.723
           99-25           5.805           5.795           5.751           5.731           5.703
           99-26           5.803           5.790           5.739           5.715           5.683
           99-27           5.800           5.786           5.727           5.700           5.663
           99-28           5.798           5.782           5.716           5.685           5.643
             WAL          24.183           9.792           3.007           2.240           1.679
        Mod Durn          12.738           7.288           2.642           2.036           1.556
   Mod Convexity           2.385           0.666           0.103           0.057           0.034
Principal Window   Jan30 - Jun30   Feb14 - Oct16   Feb06 - Oct11   Feb06 - Oct08   Feb06 - Dec07
       LIBOR_1MO            4.49            4.49            4.49            4.49            4.49
          Prepay           0 PSA         100 PSA         300 PSA         500 PSA         800 PSA

Treasury
Mat          Yld
--------   -----
0.5YR      1.011
2YR        1.713
5YR        3.008
10YR       4.029

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-294-1322 or you may e-mail a request to dg.prospectus_distribution@bofasecurities.com. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC
(the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

BAFC 06-1 - PRICE/YIELD - 1A8

Balance   $1,057,000.00   Delay                  24
Coupon             5.75   Dated            1/1/2006
Settle        1/31/2006   First Payment   2/25/2006

WAC(1)        5.94541   WAM(1)    356
NET(1)        5.69118   WALA(1)     3
Contrib Wac   5.95193

                               1               2               3               4               5
Price                      Yield           Yield           Yield           Yield           Yield
----------------   -------------   -------------   -------------   -------------   -------------

           97-08           6.006           6.118           6.286           6.774           7.179
           97-09           6.004           6.114           6.279           6.761           7.161
           97-10           6.001           6.110           6.273           6.748           7.142
           97-11           5.998           6.106           6.267           6.736           7.124
           97-12           5.996           6.102           6.260           6.723           7.106
           97-13           5.993           6.098           6.254           6.710           7.087
           97-14           5.991           6.094           6.248           6.697           7.069
           97-15           5.988           6.090           6.242           6.684           7.051
           97-16           5.986           6.086           6.235           6.671           7.032
             WAL          24.480          11.088           6.249           2.774           1.903
        Mod Durn          12.663           7.936           5.086           2.482           1.742
   Mod Convexity           2.379           0.801           0.314           0.077           0.040
Principal Window   Jun30 - Aug30   Oct16 - Jun17   Oct11 - Aug12   Oct08 - Nov08   Dec07 - Dec07
       LIBOR_1MO            4.49            4.49            4.49            4.49            4.49
          Prepay           0 PSA         100 PSA         300 PSA         500 PSA         800 PSA

Treasury
Mat          Yld
--------   -----
0.5YR      1.011
2YR        1.713
5YR        3.008
10YR       4.029

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-294-1322 or you may e-mail a request to dg.prospectus_distribution@bofasecurities.com. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC
(the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

BAFC 06-1 - PRICE/YIELD - 1A9

Balance   $1,000,000.00   Delay                  24
Coupon             5.75   Dated            1/1/2006
Settle        1/31/2006   First Payment   2/25/2006

WAC(1)        5.94541   WAM(1)    356
NET(1)        5.69118   WALA(1)     3
Contrib Wac   5.95193

                               1               2                3               4               5
Price                      Yield           Yield            Yield           Yield           Yield
----------------   -------------   -------------   --------------   -------------   -------------

           97-00           6.026           6.137            6.287           6.851           7.308
           97-01           6.023           6.133            6.281           6.839           7.290
           97-02           6.021           6.129            6.275           6.826           7.272
           97-03           6.018           6.126            6.270           6.814           7.254
           97-04           6.015           6.122            6.264           6.801           7.235
           97-05           6.013           6.118            6.258           6.789           7.217
           97-06           6.010           6.114            6.253           6.776           7.199
           97-07           6.008           6.110            6.247           6.763           7.181
           97-08           6.005           6.106            6.241           6.751           7.163
             WAL          24.664          11.737            7.060           2.850           1.927
        Mod Durn          12.690           8.254            5.616           2.543           1.762
   Mod Convexity           2.395           0.874            0.386           0.080           0.041
Principal Window   Aug30 - Oct30   Jun17 - Feb18   ~Aug12 - Nov35   Nov08 - Dec08   Dec07 - Jan08
       LIBOR_1MO            4.49            4.49             4.49            4.49            4.49
          Prepay           0 PSA         100 PSA          300 PSA         500 PSA         800 PSA

Treasury
Mat          Yld
--------   -----
0.5YR      1.011
2YR        1.713
5YR        3.008
10YR       4.029

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-294-1322 or you may e-mail a request to dg.prospectus_distribution@bofasecurities.com. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC
(the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

BAFC 06-1 - PRICE/YIELD - 1A10

Balance   $18,759,000.00   Delay                  24
Coupon              5.75   Dated            1/1/2006
Settle         1/31/2006   First Payment   2/25/2006

WAC(1)        5.94541   WAM(1)    356
NET(1)        5.69118   WALA(1)     3
Contrib Wac   5.95193

                               1               2               3                4               5
Price                      Yield           Yield           Yield            Yield           Yield
----------------   -------------   -------------   -------------    -------------   -------------

           98-14           5.907           5.925           6.385            6.713           7.078
           98-15           5.905           5.923           6.369            6.689           7.044
           98-16           5.902           5.920           6.354            6.665           7.009
           98-17           5.900           5.917           6.339            6.640           6.975
           98-18           5.898           5.914           6.323            6.616           6.941
           98-19           5.895           5.911           6.308            6.592           6.907
           98-20           5.893           5.908           6.293            6.568           6.873
           98-21           5.891           5.905           6.277            6.544           6.839
           98-22           5.888           5.903           6.262            6.520           6.805
             WAL          26.967          18.757           2.305            1.413           0.991
        Mod Durn          13.274          10.990           2.063            1.304           0.926
   Mod Convexity           2.673           1.718           0.064            0.027           0.015
Principal Window   Oct30 - Jan35   Feb18 - Dec31   Feb06 - May10    Feb06 - May08   Feb06 - Sep07
       LIBOR_1MO            4.49            4.49            4.49             4.49            4.49
          Prepay           0 PSA         100 PSA         300 PSA          500 PSA         800 PSA

Treasury
Mat          Yld
--------   -----
0.5YR      1.011
2YR        1.713
5YR        3.008
10YR       4.029

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-294-1322 or you may e-mail a request to dg.prospectus_distribution@bofasecurities.com. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC
(the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

BAFC 06-1 - PRICE/YIELD - 1A11

Balance   $1,524,000.00   Delay                  24
Coupon             5.75   Dated            1/1/2006
Settle        1/31/2006   First Payment   2/25/2006

WAC(1)        5.94541   WAM(1)    356
NET(1)        5.69118   WALA(1)     3
Contrib Wac   5.95193

                               1               2               3               4               5
Price                      Yield           Yield           Yield           Yield           Yield
----------------   -------------   -------------   -------------   -------------   -------------

           96-20           6.040           6.049           6.605           7.231           7.796
           96-21           6.038           6.046           6.596           7.216           7.775
           96-22           6.036           6.044           6.588           7.201           7.754
           96-23           6.033           6.042           6.579           7.186           7.733
           96-24           6.031           6.039           6.571           7.171           7.712
           96-25           6.028           6.037           6.563           7.155           7.690
           96-26           6.026           6.034           6.554           7.140           7.669
           96-27           6.024           6.032           6.546           7.125           7.648
           96-28           6.021           6.029           6.538           7.110           7.627
             WAL          29.093          26.446           4.494           2.358           1.653
        Mod Durn          13.553          13.051           3.832           2.130           1.519
   Mod Convexity           2.856           2.582           0.178           0.058           0.031
Principal Window   Jan35 - Apr35   Dec31 - Jan33   May10 - Sep10   May08 - Jun08   Sep07 - Sep07
       LIBOR_1MO            4.49            4.49            4.49            4.49            4.49
          Prepay           0 PSA         100 PSA         300 PSA         500 PSA         800 PSA

Treasury
Mat          Yld
--------   -----
0.5YR      1.011
2YR        1.713
5YR        3.008
10YR       4.029

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-294-1322 or you may e-mail a request to dg.prospectus_distribution@bofasecurities.com. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC
(the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

BAFC 06-1 - PRICE/YIELD - 1A12

Balance   $3,701,000.00   Delay                  24
Coupon             5.75   Dated            1/1/2006
Settle        1/31/2006   First Payment   2/25/2006

WAC(1)        5.94541   WAM(1)    356
NET(1)        5.69118   WALA(1)     3
Contrib Wac   5.95193

                               1               2               3               4               5
Price                      Yield           Yield           Yield           Yield           Yield
----------------   -------------   -------------   -------------   -------------   -------------

           95-31           6.089           6.093           6.659           7.442           8.116
           96-00           6.087           6.091           6.652           7.428           8.096
           96-01           6.084           6.089           6.644           7.414           8.076
           96-02           6.082           6.086           6.637           7.400           8.056
           96-03           6.080           6.084           6.629           7.385           8.035
           96-04           6.077           6.081           6.622           7.371           8.015
           96-05           6.075           6.079           6.615           7.357           7.995
           96-06           6.072           6.077           6.607           7.342           7.975
           96-07           6.070           6.074           6.600           7.328           7.954
             WAL          29.483          28.296           5.265           2.526           1.749
        Mod Durn          13.568          13.357           4.386           2.267           1.600
   Mod Convexity           2.878           2.759           0.234           0.065           0.034
Principal Window   Apr35 - Nov35   Jan33 - Nov35   Sep10 - Jan12   Jun08 - Sep08   Sep07 - Nov07
       LIBOR_1MO            4.49            4.49            4.49            4.49            4.49
          Prepay           0 PSA         100 PSA         300 PSA         500 PSA         800 PSA

Treasury
Mat          Yld
--------   -----
0.5YR      1.011
2YR        1.713
5YR        3.008
10YR       4.029

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-294-1322 or you may e-mail a request to dg.prospectus_distribution@bofasecurities.com. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC
(the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

BAFC 06-1 - PRICE/YIELD - 1A13

Balance   $1,008,000.00   Delay                  24
Coupon             5.25   Dated            1/1/2006
Settle        1/31/2006   First Payment   2/25/2006

WAC(1)        5.94541   WAM(1)    356
NET(1)        5.69118   WALA(1)     3
Contrib Wac   5.95193

                               1               2               3               4               5
Price                      Yield           Yield           Yield           Yield           Yield
----------------   -------------   -------------   -------------   -------------   -------------

           99-20           5.309           5.309           5.312           5.313           5.314
           99-21           5.306           5.305           5.300           5.298           5.294
           99-22           5.304           5.301           5.288           5.282           5.274
           99-23           5.302           5.297           5.277           5.267           5.254
           99-24           5.299           5.292           5.265           5.252           5.235
           99-25           5.297           5.288           5.253           5.237           5.215
           99-26           5.295           5.284           5.241           5.222           5.195
           99-27           5.292           5.280           5.230           5.206           5.175
           99-28           5.290           5.276           5.218           5.191           5.155
             WAL          24.183           9.792           3.007           2.240           1.679
        Mod Durn          13.383           7.469           2.671           2.052           1.566
   Mod Convexity           2.570           0.690           0.105           0.058           0.034
Principal Window   Jan30 - Jun30   Feb14 - Oct16   Feb06 - Oct11   Feb06 - Oct08   Feb06 - Dec07
       LIBOR_1MO            4.49            4.49            4.49            4.49            4.49
          Prepay           0 PSA         100 PSA         300 PSA         500 PSA         800 PSA

Treasury
Mat          Yld
--------   -----
0.5YR      1.011
2YR        1.713
5YR        3.008
10YR       4.029

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-294-1322 or you may e-mail a request to dg.prospectus_distribution@bofasecurities.com. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC
(the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

BAFC 06-1 - PRICE/YIELD - 1A14

Balance   $1,008,000.00   Delay                  24
Coupon             6.25   Dated            1/1/2006
Settle        1/31/2006   First Payment   2/25/2006

WAC(1)        5.94541   WAM(1)    356
NET(1)        5.69118   WALA(1)     3
Contrib Wac   5.95193

                               1               2               3               4               5
Price                      Yield           Yield           Yield           Yield           Yield
----------------   -------------   -------------   -------------   -------------   -------------

           99-20           6.327           6.324           6.309           6.303           6.294
           99-21           6.324           6.319           6.297           6.287           6.273
           99-22           6.322           6.315           6.285           6.272           6.253
           99-23           6.319           6.310           6.273           6.256           6.233
           99-24           6.317           6.306           6.262           6.241           6.213
           99-25           6.314           6.302           6.250           6.225           6.193
           99-26           6.312           6.297           6.238           6.210           6.173
           99-27           6.309           6.293           6.226           6.195           6.152
           99-28           6.307           6.289           6.214           6.179           6.132

             WAL          24.183           9.792           3.007           2.240           1.679
        Mod Durn          12.138           7.113           2.613           2.019           1.545
   Mod Convexity           2.216           0.643           0.101           0.056           0.033
Principal Window   Jan30 - Jun30   Feb14 - Oct16   Feb06 - Oct11   Feb06 - Oct08   Feb06 - Dec07

       LIBOR_1MO            4.49            4.49            4.49            4.49            4.49
          Prepay           0 PSA         100 PSA         300 PSA         500 PSA         800 PSA

Treasury
Mat          Yld
--------   -----
0.5YR      1.011
2YR        1.713
5YR        3.008
10YR       4.029

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-294-1322 or you may e-mail a request to dg.prospectus_distribution@bofasecurities.com. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC
(the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

BAFC 06-1 - PRICE/YIELD - 1A15

Balance   $775,000.00   Delay                  24
Coupon           5.75   Dated            1/1/2006
Settle      1/31/2006   First Payment   2/25/2006

WAC(1)        5.94541   WAM(1)    356
NET(1)        5.69118   WALA(1)     3
Contrib Wac   5.95193

                               1               2               3               4               5
Price                      Yield           Yield           Yield           Yield           Yield
----------------   -------------   -------------   -------------   -------------   -------------

           98-28           5.875           5.896           6.519           6.893           7.357
           98-29           5.873           5.893           6.488           6.847           7.290
           98-30           5.870           5.889           6.458           6.800           7.223
           98-31           5.868           5.886           6.428           6.754           7.157
           99-00           5.866           5.883           6.398           6.707           7.090
           99-01           5.863           5.879           6.367           6.661           7.024
           99-02           5.861           5.876           6.337           6.614           6.957
           99-03           5.858           5.873           6.307           6.568           6.891
           99-04           5.856           5.869           6.277           6.521           6.824
             WAL          25.538          14.375           1.112           0.715           0.497
        Mod Durn          13.006           9.489           1.039           0.676           0.472
   Mod Convexity           2.526           1.194           0.018           0.009           0.005
Principal Window   Oct30 - May32   Feb18 - Jul22   Feb06 - Nov07   Feb06 - Mar07   Feb06 - Nov06
       LIBOR_1MO            4.49            4.49            4.49            4.49            4.49
          Prepay           0 PSA         100 PSA         300 PSA         500 PSA         800 PSA

Treasury
Mat          Yld
--------   -----
0.5YR      1.011
2YR        1.713
5YR        3.008
10YR       4.029

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-294-1322 or you may e-mail a request to dg.prospectus_distribution@bofasecurities.com. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC
(the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

BAFC 06-1 - PRICE/YIELD - 1A16

Balance   $775,000.00   Delay           24
Coupon           5.75   Dated           1/1/2006
Settle      1/31/2006   First Payment   2/25/2006

WAC(1)        5.94541   WAM(1)    356
NET(1)        5.69118   WALA(1)     3
Contrib Wac   5.95193

                               1               2               3               4               5
Price                      Yield           Yield           Yield           Yield           Yield
----------------   -------------   -------------   -------------   -------------   -------------

           98-15           5.905           5.922           6.364           6.647           6.980
           98-16           5.902           5.919           6.348           6.624           6.948
           98-17           5.900           5.916           6.333           6.601           6.915
           98-18           5.898           5.913           6.318           6.578           6.883
           98-19           5.895           5.910           6.303           6.555           6.851
           98-20           5.893           5.908           6.288           6.532           6.819
           98-21           5.890           5.905           6.273           6.509           6.786
           98-22           5.888           5.902           6.258           6.486           6.754
           98-23           5.886           5.899           6.243           6.463           6.722
             WAL          27.008          18.624           2.298           1.477           1.041
        Mod Durn          13.293          11.079           2.087           1.372           0.978
   Mod Convexity           2.680           1.707           0.056           0.026           0.015
Principal Window   May32 - Oct33   Jul22 - Nov26   Nov07 - Nov08   Mar07 - Oct07   Nov06 - Apr07
       LIBOR_1MO            4.49            4.49            4.49            4.49            4.49
          Prepay           0 PSA         100 PSA         300 PSA         500 PSA         800 PSA

Treasury
Mat          Yld
--------   -----
0.5YR      1.011
2YR        1.713
5YR        3.008
10YR       4.029

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-294-1322 or you may e-mail a request to dg.prospectus_distribution@bofasecurities.com. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC
(the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

BAFC 06-1 - PRICE/YIELD - 1A17

Balance   $775,000.00   Delay                  24
Coupon           5.75   Dated            1/1/2006
Settle      1/31/2006   First Payment   2/25/2006

WAC(1)        5.94541   WAM(1)    356
NET(1)        5.69118   WALA(1)     3
Contrib Wac   5.95193

                               1               2               3               4               5
Price                      Yield           Yield           Yield           Yield           Yield
----------------   -------------   -------------   -------------   -------------   -------------

           97-31           5.940           5.951           6.353           6.696           7.050
           98-00           5.938           5.949           6.343           6.679           7.026
           98-01           5.936           5.946           6.332           6.662           7.002
           98-02           5.933           5.944           6.322           6.645           6.978
           98-03           5.931           5.941           6.312           6.629           6.955
           98-04           5.929           5.939           6.302           6.612           6.931
           98-05           5.926           5.936           6.291           6.595           6.907
           98-06           5.924           5.934           6.281           6.578           6.883
           98-07           5.922           5.931           6.271           6.561           6.859
             WAL          28.355          23.272           3.505           2.047           1.435
        Mod Durn          13.520          12.398           3.075           1.870           1.332
   Mod Convexity           2.812           2.252           0.117           0.046           0.025
Principal Window   Oct33 - Jan35   Nov26 - Dec31   Nov08 - May10   Oct07 - May08   Apr07 - Sep07
       LIBOR_1MO            4.49            4.49            4.49            4.49            4.49
          Prepay           0 PSA         100 PSA         300 PSA         500 PSA         800 PSA

Treasury
Mat          Yld
--------   -----
0.5YR      1.011
2YR        1.713
5YR        3.008
10YR       4.029

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-294-1322 or you may e-mail a request to dg.prospectus_distribution@bofasecurities.com. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC
(the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

BAFC 06-1 - PRICE/YIELD - 1A18

Balance   $3,000,000.00   Delay                  24
Coupon              5.5   Dated            1/1/2006
Settle        1/31/2006   First Payment   2/25/2006

WAC(1)        5.94541   WAM(1)    356
NET(1)        5.69118   WALA(1)     3
Contrib Wac   5.95193

                               1               2               3               4               5
Price                      Yield           Yield           Yield           Yield           Yield
----------------   -------------   -------------   -------------   -------------   -------------

           97-26           5.697           5.726           6.441           6.954           7.523
           97-27           5.695           5.723           6.426           6.929           7.488
           97-28           5.692           5.720           6.410           6.905           7.454
           97-29           5.690           5.717           6.395           6.880           7.419
           97-30           5.687           5.714           6.380           6.856           7.385
           97-31           5.685           5.711           6.364           6.832           7.351
           98-00           5.683           5.709           6.349           6.807           7.316
           98-01           5.680           5.706           6.334           6.783           7.282
           98-02           5.678           5.703           6.318           6.759           7.248
             WAL          26.967          18.757           2.305           1.413           0.991
        Mod Durn          13.590          11.192           2.066           1.304           0.924
   Mod Convexity           2.772           1.767           0.064           0.027           0.015
Principal Window   Oct30 - Jan35   Feb18 - Dec31   Feb06 - May10   Feb06 - May08   Feb06 - Sep07
       LIBOR_1MO            4.49            4.49            4.49            4.49            4.49
          Prepay           0 PSA         100 PSA         300 PSA         500 PSA         800 PSA

Treasury
Mat          Yld
--------   -----
0.5YR      1.011
2YR        1.713
5YR        3.008
10YR       4.029

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-294-1322 or you may e-mail a request to dg.prospectus_distribution@bofasecurities.com. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC
(the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

BAFC 06-1 - PRICE/YIELD - 1A19

Balance   $3,000,000.00   Delay                  24
Coupon                6   Dated            1/1/2006
Settle        1/31/2006   First Payment   2/25/2006

WAC(1)        5.94541   WAM(1)    356
NET(1)        5.69118   WALA(1)     3
Contrib Wac   5.95193

                               1               2               3               4               5
Price                      Yield           Yield           Yield           Yield           Yield
----------------   -------------   -------------   -------------   -------------   -------------

           99-02           6.116           6.124           6.328           6.475           6.637
           99-03           6.113           6.121           6.313           6.451           6.603
           99-04           6.111           6.118           6.298           6.427           6.569
           99-05           6.108           6.115           6.283           6.403           6.536
           99-06           6.106           6.112           6.268           6.379           6.502
           99-07           6.104           6.109           6.252           6.355           6.468
           99-08           6.101           6.106           6.237           6.331           6.434
           99-09           6.099           6.103           6.222           6.307           6.401
           99-10           6.096           6.101           6.207           6.283           6.367
             WAL          26.967          18.757           2.305           1.413           0.991
        Mod Durn          12.973          10.796           2.061           1.305           0.928
   Mod Convexity           2.580           1.672           0.063           0.027           0.015
Principal Window   Oct30 - Jan35   Feb18 - Dec31   Feb06 - May10   Feb06 - May08   Feb06 - Sep07
       LIBOR_1MO            4.49            4.49            4.49            4.49            4.49
          Prepay           0 PSA         100 PSA         300 PSA         500 PSA         800 PSA

Treasury
Mat          Yld
--------   -----
0.5YR      1.011
2YR        1.713
5YR        3.008
10YR       4.029

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-294-1322 or you may e-mail a request to dg.prospectus_distribution@bofasecurities.com. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC
(the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

BAFC 06-1 - PRICE/YIELD - 1A20

Balance   $28,000,000.00   Delay                   0
Coupon              5.39   Dated           1/25/2006
Settle         1/31/2006   First Payment   2/25/2006

Index           LIBOR_1MO | 4.49   WAC(1)        5.94541   WAM(1)    356
Mult / Margin   1.0 / 0.9          NET(1)        5.69118   WALA(1)     3
Cap / Floor     9.5 / 0.9          Contrib Wac   5.95193

                               1               2               3               4               5
Price                      Yield           Yield           Yield           Yield           Yield
----------------   -------------   -------------   -------------   -------------   -------------

           99-28           5.460           5.462           5.498           5.517           5.543
           99-29           5.457           5.459           5.485           5.498           5.517
           99-30           5.455           5.456           5.471           5.479           5.491
           99-31           5.452           5.453           5.458           5.461           5.464
          100-00           5.450           5.449           5.444           5.442           5.438
          100-01           5.447           5.446           5.431           5.423           5.412
          100-02           5.445           5.443           5.417           5.404           5.386
          100-03           5.442           5.440           5.404           5.385           5.360
          100-04           5.440           5.437           5.390           5.367           5.334
             WAL          22.754          15.488           2.583           1.797           1.270
        Mod Durn          12.424           9.994           2.315           1.659           1.192
   Mod Convexity           2.339           1.405           0.080           0.040           0.022
Principal Window   Feb06 - Aug33   Feb06 - Jun28   Feb06 - Mar11   Feb06 - Dec08   Feb06 - Jan08
       LIBOR_1MO            4.49            4.49            4.49            4.49            4.49
          Prepay           0 PSA         100 PSA         300 PSA         500 PSA         800 PSA

Treasury
Mat          Yld
--------   -----
0.5YR      1.011
2YR        1.713
5YR        3.008
10YR       4.029

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-294-1322 or you may e-mail a request to dg.prospectus_distribution@bofasecurities.com. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC
(the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

BAFC 06-1 - PRICE/YIELD - 1A21

Balance   $28,000,000.00   Delay                   0
Coupon              0.36   Dated           1/25/2006
Settle         1/31/2006   First Payment   2/25/2006

Index           LIBOR_1MO | 4.49   WAC(1)        5.94541   WAM(1)    356
Mult / Margin   -0.206185567       NET(1)        5.69118   WALA(1)     3
Cap / Floor     4.85 / 0.          Contrib Wac   5.95193

                         1         2         3         4         5
Price                Yield     Yield     Yield     Yield     Yield
----------------   -------   -------   -------   -------   -------

        0-09 4/8   154.633   154.633   126.445   110.049    72.846
        0-10 4/8   136.563   136.562   107.748    90.083    52.480
        0-11 4/8   122.207   122.206    92.712    73.895    35.975
        0-12 4/8   110.537   110.535    80.334    60.467    22.296
        0-13 4/8   100.869   100.865    69.945    49.119    10.747
        0-14 4/8    92.733    92.726    61.084    39.379     0.848
        0-15 4/8    85.793    85.783    53.422    30.910    -7.749
        0-16 4/8    79.805    79.790    46.721    23.463   -15.296
        0-17 4/8    74.587    74.567    40.800    16.853   -21.984
             WAL    22.754    15.488     2.583     1.797     1.270
        Mod Durn     0.826     0.826     0.764     0.697     0.685
   Mod Convexity     0.016     0.016     0.013     0.010     0.010
Principal Window   NA - NA   NA - NA   NA - NA   NA - NA   NA - NA
       LIBOR_1MO      4.49      4.49      4.49      4.49      4.49
          Prepay     0 PSA   100 PSA   300 PSA   500 PSA   800 PSA

Treasury
Mat          Yld
--------   -----
0.5YR      1.011
2YR        1.713
5YR        3.008
10YR       4.029

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-294-1322 or you may e-mail a request to dg.prospectus_distribution@bofasecurities.com. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC
(the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

BAFC 06-1 - PRICE/YIELD - 1A28

Balance   $35,000,000.00   Delay                  24
Coupon               5.3   Dated            1/1/2006
Settle         1/31/2006   First Payment   2/25/2006

WAC(1)        5.94541   WAM(1)    356
NET(1)        5.69118   WALA(1)     3
Contrib Wac   5.95193

                               1               2               3               4               5
Price                      Yield           Yield           Yield           Yield           Yield
----------------   -------------   -------------   -------------   -------------   -------------

       99-15 4/8           5.376           5.400           5.400           5.411           5.428
       99-16 4/8           5.372           5.391           5.391           5.400           5.413
       99-17 4/8           5.369           5.382           5.382           5.389           5.399
       99-18 4/8           5.365           5.374           5.374           5.378           5.384
       99-19 4/8           5.361           5.365           5.365           5.367           5.369
       99-20 4/8           5.358           5.356           5.356           5.356           5.355
       99-21 4/8           5.354           5.348           5.348           5.345           5.340
       99-22 4/8           5.351           5.339           5.339           5.334           5.325
       99-23 4/8           5.347           5.331           5.331           5.323           5.311
             WAL          12.692           4.245           4.245           3.187           2.330
        Mod Durn           8.617           3.622           3.622           2.832           2.128
   Mod Convexity           1.095           0.190           0.190           0.109           0.061
Principal Window   Feb06 - Jun25   Feb06 - Oct13   Feb06 - Oct13   Feb06 - Nov10   Feb06 - Apr09
       LIBOR_1MO            4.49            4.49            4.49            4.49            4.49
          Prepay           0 PSA         100 PSA         300 PSA         500 PSA         800 PSA

Treasury
Mat          Yld
--------   -----
0.5YR      1.011
2YR        1.713
5YR        3.008
10YR       4.029

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-294-1322 or you may e-mail a request to dg.prospectus_distribution@bofasecurities.com. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC
(the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

BAFC 06-1 - PRICE/YIELD - 2A1

Balance   $105,137,000.00   Delay                  24
Coupon                5.5   Dated            1/1/2006
Settle          1/31/2006   First Payment   2/25/2006

WAC(2)        5.90969   WAM(2)    357
NET(2)        5.62584   WALA(2)     3
Contrib Wac   5.9117

                               1               2               3               4               5
Price                      Yield           Yield           Yield           Yield           Yield
----------------   -------------   -------------   -------------   -------------   -------------

       98-05 4/8           5.684           5.749           5.897           6.049           6.265
       98-06 4/8           5.682           5.745           5.890           6.038           6.250
       98-07 4/8           5.679           5.741           5.883           6.028           6.234
       98-08 4/8           5.676           5.737           5.875           6.017           6.219
       98-09 4/8           5.674           5.733           5.868           6.006           6.204
       98-10 4/8           5.671           5.729           5.861           5.996           6.188
       98-11 4/8           5.668           5.725           5.854           5.985           6.173
       98-12 4/8           5.666           5.721           5.846           5.975           6.158
       98-13 4/8           5.663           5.717           5.839           5.964           6.142
             WAL          21.699          12.227           5.656           3.559           2.321
        Mod Durn          12.015           7.805           4.338           2.985           2.067
   Mod Convexity           2.130           1.033           0.337           0.153           0.068
Principal Window   Sep15 - Nov35   Feb06 - Nov35   Feb06 - Nov35   Feb06 - Nov35   Feb06 - Aug12
       LIBOR_1MO            4.49            4.49            4.49            4.49            4.49
          Prepay           0 PSA         100 PSA         300 PSA         500 PSA         800 PSA

Treasury
Mat          Yld
--------   -----
0.5YR      1.011
2YR        1.713
5YR        3.008
10YR       4.029

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-294-1322 or you may e-mail a request to dg.prospectus_distribution@bofasecurities.com. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC
(the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.